                     METLIFE INVESTORS USA INSURANCE COMPANY
                     METLIFE INVESTORS USA SEPARATE ACCOUNT A

                    FIRST METLIFE INVESTORS INSURANCE COMPANY
              FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE

                                  PIONEER PRISM
                                 PIONEER PRISM L
                                PIONEER PRISM XC

                       Supplement dated December 16, 2010
             To the Prospectuses dated May 1, 2009 (as supplemented)

     MetLife Investors USA Insurance Company and First MetLife Investors Insurance Company (collectively, the "Companies") have filed an application with the Securities and Exchange Commission ("SEC") requesting an order to allow the Companies to remove the variable investment options ("Existing Funds") and substitute new options ("Replacement Funds") as shown below. The Replacement Funds are portfolios of Met Investors Series Trust. To the extent that one or all the Replacement Funds are not currently available as investment options under your Contract, such Replacement Funds will be added as investment options on or before the date of the substitution. Please retain this supplement and keep it with the prospectus.

     To the extent required by law, approval of the proposed substitutions is being obtained from the state insurance regulators in certain jurisdictions.

     The Companies believe that the proposed substitutions are in the best interest of contract holders. The Replacement Funds will have at least similar investment objectives and policies as the Existing Funds. The Companies will bear all expenses related to the substitutions, and they will have no tax consequences for you. The Companies anticipate that, if such order is granted, the proposed substitutions will occur on or about May 1, 2011.

     The proposed substitutions and advisers and/or sub-advisers for the above-listed Contracts are:

EXISTING FUND AND CURRENT ADVISER (WITH
CURRENT SUB-ADVISER AS NOTED)                REPLACEMENT FUND AND SUB-ADVISER
---------------------------------------      -----------------------------------------
Pioneer Bond VCT Portfolio (Class II)        PIMCO Total Return Portfolio (Class B)
Pioneer Investment Management Inc.       ->  Pacific Investment Management Company LLC

Pioneer Fund VCT Portfolio (Class II)        Pioneer Fund Portfolio (Class B)
Pioneer Investment Management Inc.       ->  Pioneer Investment Management Inc.

Please note that:

     . No action is required on your part at this time. You will not need to file a new election or take any immediate action if the SEC approves the substitution.

     . The elections you have on file for allocating your account value, premium payments and deductions will be redirected to the Replacement Fund unless you change your elections and transfer your funds before the substitution takes place.

     . You may transfer amounts in your Contract among the variable investment options and the fixed option as usual. The substitution itself will not be treated as a transfer for purposes of the transfer provisions of your Contract, subject to the Companies' restrictions on transfers to prevent or limit "market timing" activities by Contract owners or agents of Contract owners.

     . If you make one transfer from any of the above Existing Funds into one or more other subaccounts before the substitution, or from any of the Replacement Funds after the substitution, any transfer charge that might otherwise be imposed will be waived from the date of this Notice through the date that is 30 days after the substitution. In addition, if you make one transfer from an Existing Fund into a subaccount before the substitution or from a Replacement Fund within 30 days after the substitution, the transfer will not be treated as one of a limited number of transfers (or exchanges) permitted under your Contract.

     . On the effective date of the substitution, your account value in the variable investment option will be the same as before the substitution. However, the number of units you receive in the Replacement Fund will be different from the number of units in your Existing Fund, due to the difference in unit values.

     .    There will be no tax consequences to you.

     In connection with the substitution, we will send you a prospectus for the appropriate Replacement Fund as well as notice of the actual date of the substitution and confirmation of transfer.

     Please contact your registered representative if you have any questions.

        THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.



                                                             PRISMS.Dec2010.supp